MUTUALHEDGE FRONTIER LEGENDS FUND

a series of NORTHERN LIGHTS FUND TRUST

Supplement dated October 31, 2011

to the Prospectus dated May 4, 2011 and Supplement dated May 24, 2011

Effective October 31, 2011, Brian Bell, Rufus Rankin and Ajay Dravid have been added as portfolio managers of the MutualHedge Frontier Legends Fund (the “Fund”) and are, together with Richard Bornhoft, primarily responsible for the day-to-day management of the Fund.  The investment objective, principal investment strategies and principal risks of the Fund have not changed.

The following replaces the information in the section titled “Portfolio Manager” on pages 5, 10 and 17 of the Prospectus:

Portfolio Managers: Richard Bornhoft, Chief Investment Officer of the Adviser, has been the Fund's portfolio manager since its inception on December 31, 2009. Brian Bell, Director of Research for the Adviser, Ajay Dravid, Managing Director of Portfolio Management for the Adviser, and Rufus Rankin, Director of Portfolio Management for the Adviser, joined the Fund’s portfolio management team on October 31, 2011.

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The following replaces the information in the section titled “Portfolio Manager” on page 38 of the Prospectus:

Portfolio Managers: Richard Bornhoft is a founder and the Chief Investment Officer of the Adviser. From August 2003 to March 2007, Mr. Bornhoft served as President of the Adviser. Mr. Bornhoft also serves as the President of The Bornhoft Group Corporation, an unaffiliated alternative investment management firm founded in 1985 to provide multiple-CTA portfolio management to institutional and high net worth investors. He has more than twenty-five years of experience in advising both private and institutional clientele in this area of the alternative investment industry. Over the course of his career, Mr. Bornhoft has designed and operated alternative investment portfolios for approximately twenty pension plans, corporations and banking institutions throughout the world. Mr. Bornhoft began managing his first mutual fund on December 31, 2009.

Brian Bell is Director of Research for both the Adviser and The Bornhoft Group. Mr. Bell has served the Adviser in this capacity since December 2010. Mr. Bell’s tasks include quantitative analysis, advisor due diligence and daily monitoring and risk management of current accounts. Mr. Bell has been involved in the futures industry since May 1987. Mr. Bell joined The Bornhoft Group in April 2005 and has been listed as a principal of The Bornhoft Group since August 2005. Prior to that time, he was a senior software engineer at CQG Inc, from 1987 to 2000, and the founder of Custom Trading Solutions, Inc., a company that developed and marketed technical indicators to customers throughout the world. Mr. Bell has published articles in Technical Analysis of Stocks & Commodities and Working Money Magazine. Mr. Bell earned both his M.S. in Electrical Engineering and his B.S. in Engineering Physics from the University of Colorado.

Ajay Dravid is Managing Director of Portfolio Management for the Adviser and joined the Adviser in December 2010. Dr. Dravid has more than 30 years of experience in industry, academia, and financial services. Prior to joining the Adviser and its affiliate, Equinox Financial Solutions, Dr. Dravid was a member of the Executive Committee of The Frontier Fund from March 2009 to December 2010. From January 2009 to December 2009, Dr. Dravid was a professor of finance at the Fox School of Business at Temple University in Philadelphia, PA. From August 2006 to April 2010, Mr. Dravid was an independent consultant. From November 2004 to March 2006, Dr. Dravid was President of Saranac Capital Management, a separate entity spun out from Citigroup to manage more than $3 billion in hedge fund assets. From 1996 to 2004, he was a Director and then a Managing Director at Salomon Brothers and Citigroup, where he helped to build and manage the hedge fund business and platforms. He was a Portfolio Co-Manager for the Multi-Strategy Arbitrage funds with more than $1 billion in assets, a quantitative analyst for the Equity Long-Short hedge funds, and the head of the Risk Committee. He was also involved in the structuring and marketing of funds and client service. From 1993 to 1996, Dr. Dravid was a Vice President in the Asset Allocation Research Group of Salomon Brothers. He has published papers in leading academic journals including Journal of Finance, Journal of Financial Economics, and Journal of

Derivatives. Dr. Dravid received a BSc in Physics from the University of Poona (India), an MA in Physics from SUNY at Stony Brook, an MBA in Finance and Marketing from the University of Rochester, and a PhD in Finance from the Graduate School of Business at Stanford University.

Rufus Rankin is Director of Portfolio Management for the Adviser and joined the Adviser in December 2010. From February 2009 to present, Mr. Rankin also serves as Product Manager at Equinox Financial Solutions. In addition to his portfolio management responsibilities, Mr. Rankin works on the conception, development and implementation of new products and distribution strategies for investment products managed by the Adviser. He was Regional Sales Associate & Research Coordinator at SEI Investments from August 2005 to January 2009. Mr. Rankin holds a Masters in International Studies from North Carolina State University.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated May 4, 2011, as well as the Prospectus and Statement of Additional Information Supplement dated May 24, 2011, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-643-3431.

Please retain this Supplement for future reference.

MUTUALHEDGE EVENT DRIVEN LEGENDS FUND

MUTUALHEDGE EQUITY LONG-SHORT LEGENDS FUNDMUTUALHEDGE FRONTIER LEGENDS FUND

each, a series of NORTHERN LIGHTS FUND TRUST

Supplement dated October 31, 2011

to the Statement of Additional Information (“SAI”) dated May 4, 2011 and Supplement dated May 24, 2011

Effective October 31, 2011, Brian Bell, Rufus Rankin and Ajay Dravid have been added as portfolio managers of the MutualHedge Frontier Legends Fund (the “Fund”) and are, together with Richard Bornhoft, primarily responsible for the day-to-day management of the Fund.  The investment objective, principal investment strategies and principal risks of the Fund have not changed.

The following replaces the information in the section titled “Portfolio Manager” on pages 18 and 19 of the SAI:

PORTFOLIO MANAGERS

This section supplements the information about Richard Bornhoft, Brian Bell, Ajay Dravid and Rufus Rankin, the Funds’ portfolio management team, provided in the Prospectus under the heading “Portfolio Managers,” and includes information about other accounts managed, the dollar range of Fund shares owned and compensation.

Compensation.  Mr. Bornhoft is the controlling principal of The Bornhoft Group Corporation, an owner of the Adviser.  Mr. Bell is also a principal of The Bornhoft Group Corporation. Mr. Bornhoft and Mr. Bell are compensated through their indirect ownership stake in the Adviser. Mr. Bornhoft, Mr. Bell, Dr. Dravid and Mr. Rankin are each paid a fixed salary and discretionary bonus by the Adviser, which is contingent upon the overall performance of the Adviser and each individual’s contribution to the Adviser’s performance, and is not directly contingent upon the performance of the Funds.

Fund Shares Owned by the Portfolio Managers. None of Mr. Bornhoft, Dr. Dravid or Mr. Rankin own shares of the Fund as of October 31, 2011. Mr. Bell owns between 1-10,000 shares of the Fund as of October 31, 2011.

Other Accounts.  In addition to the Fund, Mr. Bornhoft, Mr. Bell, Dr. Dravid and Mr. Rankin are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of September 30, 2011.

Richard Bornhoft

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$12 million	N/A	N/A
Other Pooled Investment Vehicles	4	$685 million	4	$685 million
Other Accounts	N/A	N/A	N/A	N/A

Brian Bell

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	N/A	N/A	N/A
Other Pooled Investment Vehicles	4	$685 million	4	$685 million
Other Accounts	N/A	N/A	N/A	N/A

Ajay Dravid

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$12 million	N/A	N/A
Other Pooled Investment Vehicles	0	N/A	N/A	N/A
Other Accounts	N/A	N/A	N/A	N/A

Rufus Rankin

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$12 million	N/A	N/A
Other Pooled Investment Vehicles	0	N/A	N/A	N/A
Other Accounts	N/A	N/A	N/A	N/A

Conflicts of Interests.  The portfolio managers’ management of "other accounts" may give rise to potential conflicts of interest in connection with their management of each Fund’s investments, on the one hand, and the investments of the other accounts referenced above, on the other.  The other accounts may have the same investment objective as a Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of a Fund’s trade, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Proxy Voting Policies. The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by a Fund to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of each Fund and its shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of a Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.  A copy of the Adviser’s Proxy Voting Policies is attached hereto as Appendix C.

More information.  Information regarding how a Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30th will be available (1) without charge, upon request, by calling the Fund at 1-888-643-3431; and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.  In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-888-643-3431; and will be sent within three business days of receipt of a request.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated May 4, 2011, as well as the Prospectus and Statement of Additional Information Supplement dated May 24, 2011, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-643-3431.

Please retain this Supplement for future reference.